UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 26, 2004
                           ---------------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 333-45241                    22-3542636
         ------------             -------------                --------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)

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Item 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

       On October 26, 2004, Registrant completed the third and final tranche of a private placement through Indigo Securities LLC, the Placement Agent, with its acceptance of subscriptions for 18,150 shares of its Series A Preferred Stock, par value $0.01 per share (the "PREFERRED SHARES") at a price of $14.70 per share, each share convertible into ten shares of Common Stock, or an aggregate of 181,500 shares of Common Stock. The purchaser of the 18,150 Preferred Shares (the "INVESTORS") is to receive for each Preferred Share acquired two Common Stock purchase warrants, one exercisable on or prior to December 31, 2005 ("SHORT-TERM WARRANTS") and the other exercisable on or prior to the fifth anniversary of the date upon which the registration statement described below is declared effective ("LONG-TERM WARRANTS"). Each warrant represents the right to purchase five shares of Common Stock, or an aggregate of 181,500 shares of Common Stock for both warrants at an exercise price of $1.84 per share.

       The first tranche involved the sale on October 6, 2004 of 379,121 Preferred Shares at a price of $12.30 per share convertible into an aggregate of 3,791,210 shares of Common Stock accompanied by Short-Term Warrants and
Long-Term Warrants to purchase at $1.54 per share an aggregate of 3,791,210 shares of Common Stock. The second tranche involved the sale on October 12, 2004 of 119,286 Preferred Shares at a price of $14.00 per share convertible into 1,192,860 shares of Common Stock accompanied by Short-Term and Long-Term Warrants to purchase an aggregate of 1,192,860 shares of Common Stock at a price of $1.75 per share.

       The gross purchase price for the third tranche of the Preferred Shares, Short-Term Warrants and Long-Term Warrants was $266,804.70 before payment of $26,680.47 in commissions to the Placement Agent and selected dealers. As previously reported, Registrant has previously paid legal fees and expenses of the Agent's counsel of $75,000 and legal fees and expenses of one counsel for the Investors in the private placement of $25,000. Pursuant to the Placement Agent Agreement, the Company issued to the Placement Agent and its designees in connection with the sale of the 18,150 Preferred Shares, warrants to purchase 18,150 shares of Common Stock at an exercise price of $1.47 per share exercisable on or prior to the fifth anniversary of the date upon which the registration statement described below is declared effective. The warrants are in addition to the warrants to purchase 357,495 shares of Common Stock at $1.23 per share and warrants to purchase 119,286 shares of Common Stock at a price of $1.40 per share issued to the Placement Agent in the first and second tranches, respectively.

       The Registrant sold for aggregate gross proceeds of $6,600,000 in the private placement 516,557 Preferred Shares convertible into 5,165,570 shares of Common Stock and Short-Term and Long-Term Warrants to purchase an aggregate of 5,165,570 shares of Common Stock at exercise prices ranging from $1.54 to $1.84 per share. It paid commissions aggregating $633,520 to the Placement Agent and issued to it warrants to purchase 494,931 shares of Common Stock.

       Holders of the Preferred Shares are provided demand and piggy-back registration rights at Registrant's expense. Registrant also has agreed to register under the Securities Act of 1933 (the "ACT") for resale the shares of Common Stock issuable upon conversion of the Preferred Shares, upon exercise of the warrants (including the Placement Agent's warrants) and as payment of dividends on the Preferred Shares within 90 days of the closing of each tranche of the private placement, with a penalty of 2% of the purchase price for each 30 day period during which the registration statement has not been declared effective after such 90 day period (PRO RATA for a partial month), but not to exceed an aggregate of 16% of the purchase price.

       Each of the purchasers of the Preferred Shares has represented that the purchaser is an "accredited investor" and has agreed that the securities issued in the private placement are to bear a restrictive legend against resale without registration under the Act. The Preferred Shares and warrants were sold by Registrant pursuant to the exemption from registration afforded by Section 4(2) of the Act and Registration D thereunder.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

       a)     Not applicable.

       b)     Not applicable.

       c)     Exhibits

       Each of the Exhibits listed below are incorporated by reference to the corresponding Exhibit and Exhibit number to the Registrant's Current Report on Form 8-K dated October 6, 2004.


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       Exhibit 3.1    Certificate of Designations, Preferences and Rights of
                      Series A Preferred Stock as filed with the Secretary of State of Delaware
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       Exhibit 4.5    Form of Series A Preferred Stock Certificate
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       Exhibit 4.6    Form of Short Term Warrant to purchase Common Stock
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       Exhibit 4.7    Form of Long Term Warrant to purchase Common Stock
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       Exhibit 4.8    Form of Warrant issued to Placement Agent
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       Exhibit 10.11  Form of Subscription Agreement
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       Exhibit 10.12  Registration Rights Agreement by and among the Registrant and the purchasers of the Series A Preferred Stock
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       Exhibit 10.13  Placement  Agent  Agreement by and between the Registrant and Indigo Securities, LLC
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


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Elite Pharmaceuticals, Inc.


Date: October 28, 2004                           By:   /s/  Bernard Berk
                                                    ----------------------
                                                    Bernard Berk
                                                    Chief Executive Officer